                                                                   Exhibit 3.4.1

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                                MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

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
(FOR BUREAU USE ONLY)                                          FILED                                            DATE RECEIVED
                                                                                                          -------------------------
                                                                                                                 MAR 17 1988
                                                            MAR 21 1988

                                                           ADMINISTRATOR                                  -------------------------
                                                    MICHIGAN DEPT. OF COMMERCE
                                                  CORPORATION & SECURITIES BUREAU
EFFECTIVE DATE:
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   CORPORATION IDENTIFICATION NUMBER                         158-025
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                                                     ARTICLES OF INCORPORATION
                                              FOR USE BY DOMESTIC PROFIT CORPORATIONS
                            (PLEASE READ INSTRUCTIONS AND PAPERWORK REDUCTION ACT NOTICE ON LAST PAGE)

   Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following
Articles:

ARTICLE I
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The name of the corporation is:
                              MICRO-FILTRATION, INC.
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ARTICLE II
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The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.


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ARTICLE III
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The total authorized capital stock is :

1.  Common Shares      50,000                                                       Par Value Per Share $  1.00
                     --------------------------------------------------------------                     -------------------------
    Preferred Shares    none                                                        Par Value Per Share $
                     --------------------------------------------------------------                     -------------------------
and/or shares without par value as follows:

2.  Common Shares      none                                                      Stated Value Per Share $
                     -----------------------------------------------------------                        -------------------------
    Preferred Shares   none                                                      Stated Value Per Share $
                     -----------------------------------------------------------                        -------------------------

3.  A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:


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

ARTICLE IV
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1. The address of the registered office is:

   4011 Phillips Road, Metemora, Michigan 48455
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(street address)          (City)

2. The mailing address of the registered office if different than above:

--------------------------------, Michigan ----------
(P.O. Box                 (City)

3. The name of the resident agent at the registered office is: Robert D. Nuckles
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ARTICLE V
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The name(s) and address(es) of the Incorporator(s) is (are) as follows:
Name                                           Residence or Business Address

   Robert D. Nuckles               4011 Phillips Road, Metamora, Michigan 48455
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ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE)
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When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.
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ARTICLE VII (OPTIONAL. DELETE IF NOT APPLICABLE)
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Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.
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

USE SPACE BELOW FOR ADDITIONAL ARTICLES OR FOR CONTINUATION OF PREVIOUS ARTICLES. PLEASE IDENTIFY ANY ARTICLE BEING CONTINUED OR ADDED. ATTACH ADDITIONAL PAGES IF NEEDED.



















I (WE), THE INCORPORATOR(S) SIGN MY (OUR) NAME(S) THIS 15TH DAY OF MARCH 1988.

/s/ Robert D. Nuckles
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    Robert D. Nuckles
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


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             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
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Date Received                                      (FOR BUREAU USE ONLY)


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Name     Sally A. Hamby
         Miller, Canfield, Paddock and Stone, PLC
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Address  P.O. Box 2014
         1400 North Woodward Ave., Suite 100
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City                      State                Zip Code             EFFECTIVE
         Bloomfield  Hills        Michigan    48303-2014            DATE:
-----------------------------------------------------------------   ------------
Document will be returned to the name and address you enter above


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             For use by Domestic Profit and Nonprofit Corporations
          (Please read information and instructions on the last page)



     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

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  1.  The present name of the corporation is:  MICRO-FILTRATION, INC.

  2.  The identification number assigned by the Bureau is:  158-025

  3.  The location of the registered office is:

  401 McCormick Dr.            Lapeer             , Michigan   48446
  -------------------------------------------------           ---------------
    (Street Address)             (City)                         (Zip Code)

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  4.  Article III of the Articles of Incorporation is hereby amended to read as follows:

  The total authorized shares is 50,000 shares of common stock, consisting of 35,000 voting common shares $1.00 par value to be designated as Class A and 15,000 nonvoting common shares $1.00 par value to be designated as Class B.

  The corporation has two classes of common stock. Each class of shares shall be identical in all respects, except that the nonvoting shares, designated as Class B, shall carry no right to vote for the election of directors of the Corporation, and no right to vote on any matter presented to the shareholders for their vote or approval except only as the laws of this state require that voting rights be granted to such nonvoting shares.
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

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5.   (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the _________day of __________ 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board on Directors or Trustees.

               Signed this ______day of _____________, 19___


  ---------------------------------  ----------------------------------
           (Signature)                             (Signature)

  ---------------------------------  ----------------------------------
       (Type or Print Name)                    (Type or Print Name)

  ---------------------------------  ----------------------------------
           (Signature)                             (Signature)

  ---------------------------------  ----------------------------------
       (Type or Print Name)                    (Type or Print Name)

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6.   (For profit corporations, and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the 31st day of March, 1998 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

[_]  at a meeting. The necessary votes were cast in favor of the amendment.

[_] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

[X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or
     Section 407(2) of the Act if a profit corporation.

     Signed this   31st    day of       March      , 1998
                 ---------        -----------------  ----
     By /s/ Robert D. Nuckles
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       (Signature of President, Vice-President, Chairperson or Vice-Chairperson)

            Robert D. Nuckles                               President
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          (Type or Print Name)                        (Type or Print Title)

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

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7.   (For a nonprofit corporation whose articles state the corporation is organized on a directorship basis.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of ______, 19_____ by the directors of a nonprofit corporation whose articles of incorporation state it is organized on a directorship basis (check one of the following)

[_]  at a meeting. The necessary votes were cast in favor of the amendment.

[_]  by written consent of all directors pursuant to Section 525 of the Act.

     Signed this                    day of                    , 19
                 --------------            -----------------      -------------
     By
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       (Signature of President, Vice-President, Chairperson or Vice-Chairperson)

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          (Type or Print Name)                        (Type or Print Title)

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